Exhibit 10.4

AMENDMENT NO. 1 TO NOTE (this "Amendment") dated as of January 7, 2004,

BETWEEN

(1)   WILLEY BROTHERS INC., a New Hampshire corporation (the "Company"); and

(3) CORPORATE MEZZANINE II, L.P., a British Virgin Islands limited partnership (together with its successors and registered assigns, subject to Section
      10.16 of the Purchase Agreement defined below (the "Holder").

WHEREAS, the Company and CMII, inter alia, are parties to a certain Subordinated Note and Warrant Purchase Agreement dated as of October 22, 2001 as amended by Amendment No. 1 and Waiver dated as of May 14, 2002 and Amendment No. 2 and Waiver dated as of August 9, 2002 (the "Original Purchase Agreement") pursuant to which the Company has issued and sold to CMII a subordinated promissory note (the "Original Note") in the original principal amount of $5,000,000 with a final maturity of October 22, 2008;

WHEREAS, pursuant to the amendment to the Original Purchase Agreement by Amendment No. 3 and Waiver Agreement dated as of the date hereof (as so amended, the "Purchase Agreement"), the Company has requested and the Holder has agreed to amend certain provisions of the Original Note subject to the terms and conditions hereof;

NOW, THEREFORE, for valuable consideration the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

1.    Amendments to Original Note

1.1 Section 2(a) of the Original Note is amended by adding at the end of such section the following:

      "Notwithstanding anything contained in the foregoing portions of this
      Section 2(a), (i) interest that shall have accrued on the Accreted Principal Amount and shall be unpaid as of September 30, 2003, shall be paid by addition of such accrued and unpaid interest to the principal outstanding under this Note on such date and shall constitute a "PIK Amount" and shall be included in determining the Accreted Principal Amount for all purposes and (ii) interest that shall have accrued on the Accreted Principal Amount and that is due on each Interest Payment Date beginning on March 31, 2004 and ending on, and including, December 31, 2005 shall be payable at the rate of 10% per annum, of which 8% per annum shall be paid in cash on each such date and 2% per annum shall be paid by addition of such accrued and unpaid interest to the principal outstanding under this Note on each such date and such 2% per annum amount shall constitute a "PIK Amount" and shall be included in determining the Accreted Principal Amount for all purposes. Notwithstanding anything to the contrary contained in the Original Note, the payment of interest on the Accreted Principal Amount that would otherwise be due on December 31, 2003 shall be extended until, and shall be due on, January 7, 2004. Attached hereto as
      Exhibit 1 is the anticipated payment schedule for interest on this Note, beginning with the interest that shall have accrued on the Accreted Principal Amount and that is due on January 7, 2004, subject to adjustment in the case of prepayment of principal, late payments of interest and other events; such Exhibit 1 being for illustrative purposes only."

1.2 Exhibit 1 attached hereto is hereby attached as Exhibit 1 to the Original Note.

2.    Conditions Precedent

This Amendment shall become effective upon the execution and delivery to CMII of counterparts hereof by the parties hereto and the fulfillment of the conditions set forth in Section 5 of Amendment No. 3 and Waiver Agreement dated as of the date hereof by and among the Company, BrandPartners Group, Inc. and the Holder.

3.    Miscellaneous

3.1 Except as amended hereby, the Original Note is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

3.2 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. A facsimile signature page shall constitute an original for the purposes hereof.

3.3 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                            [signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by as of the day and year first above written.


WILLEY BROTHERS, INC.

By: /s/ James F. Brooks
    ----------------------------------
    Name:    James F. Brooks
    Title:   Chief Executive Officer


CORPORATE MEZZANINE II, L.P.

By: /s/ Hamad Abdulaziz Alsagar
    ----------------------------------
    Name:    Hamad Abdulaziz Alsagar
    Title:   Director


Consented pursuant to Section 10.4(b) of the Purchase Agreement:


BRANDPARTNERS GROUP, INC.

By: /s/ James F. Brooks
    ----------------------------------
    Name:    James F. Brooks
    Title:   Chief Executive Officer


                         AMENDMENT NO. 1 TO WILLEY NOTE

                                    EXHIBIT 1

------------------------------------------------------------------------------------------------------------------------
Interest & Debt Schedule
------------------------------------------------------------------------------------------------------------------------
Updated December 1, 2003
------------------------------------------------------------------------------------------------------------------------
Beginning                10/22/2001
------------------------------------------------------------------------------------------------------------------------
Payable                  10/22/2008
------------------------------------------------------------------------------------------------------------------------
Amount                    5,000,000
------------------------------------------------------------------------------------------------------------------------
Current Pay                   12.0%
------------------------------------------------------------------------------------------------------------------------
PIK Interest                   4.0%
------------------------------------------------------------------------------------------------------------------------
Calc.             Actual/360
------------------------------------------------------------------------------------------------------------------------
                                         Beginning                                        Ending
          Date                           Principal        Interest         PIK           Principal              Days
        Beginning          Ending         Balance        Current Pay     Interest         Balance            In Period
------------------------------------------------------------------------------------------------------------------------
         10/22/01          12/31/01    5,000,000.00      118,333.33     39,444.44       5,039,444.44           71.00
------------------------------------------------------------------------------------------------------------------------
         12/31/01          03/31/02    5,039,444.44      151,183.33     50,394.44       5,089,838.89           90.00
------------------------------------------------------------------------------------------------------------------------
         03/31/02          06/30/02    5,089,838.89      154,391.78     51,463.93       5,141,302.82           91.00
------------------------------------------------------------------------------------------------------------------------
         06/30/02          09/30/02    5,141,302.82      157,666.62     52,555.54       5,193,858.36           92.00
------------------------------------------------------------------------------------------------------------------------
         09/30/02          12/31/02    5,193,858.36      159,278.32     53,092.77       5,246,951.13           92.00
------------------------------------------------------------------------------------------------------------------------
         12/31/02          03/31/03    5,246,951.13      157,408.53     52,469.51       5,299,420.64           90.00
------------------------------------------------------------------------------------------------------------------------
         03/31/03          06/30/03    5,299,420.64      160,749.09     53,583.03       5,353,003.67           91.00
------------------------------------------------------------------------------------------------------------------------
         06/30/03          09/30/03    5,353,003.67         0.00        218,878.37      5,571,882.04           92.00
------------------------------------------------------------------------------------------------------------------------
         09/30/03          12/31/03    5,571,882.04      170,871.05     56,957.02       5,628,839.06           92.00
------------------------------------------------------------------------------------------------------------------------
         12/31/03          03/31/04    5,628,839.06      113,827.63     28,456.91       5,657,295.97           91.00
------------------------------------------------------------------------------------------------------------------------
         03/31/04          06/30/04    5,657,295.97      114,403.10     28,600.77       5,685,896.74           91.00
------------------------------------------------------------------------------------------------------------------------
         06/30/04          09/30/04    5,685,896.74      116,245.00     29,061.25       5,714,957.99           92.00
------------------------------------------------------------------------------------------------------------------------
         09/30/04          12/31/04    5,714,957.99      116,839.14     29,209.79       5,744,167.78           92.00
------------------------------------------------------------------------------------------------------------------------
         12/31/04          03/31/05    5,744,167.78      114,883.36     28,720.84       5,772,888.62           90.00
------------------------------------------------------------------------------------------------------------------------
         03/31/05          06/30/05    5,772,888.62      116,740.64     29,185.16       5,802,073.78           91.00
------------------------------------------------------------------------------------------------------------------------
         06/30/05          09/30/05    5,802,073.78      118,620.17     29,655.04       5,831,728.82           92.00
------------------------------------------------------------------------------------------------------------------------
         09/30/05          01/02/06    5,831,728.82      121,818.34     30,454.58       5,862,183.40           94.00
------------------------------------------------------------------------------------------------------------------------
         01/02/06          03/31/06    5,862,183.40      171,957.38     57,319.13       5,919,502.53           88.00
------------------------------------------------------------------------------------------------------------------------
         03/31/06          06/30/06    5,919,502.53      179,558.24     59,852.75       5,979,355.28           91.00
------------------------------------------------------------------------------------------------------------------------
         06/30/06          10/02/06    5,979,355.28      187,353.13     62,451.04       6,041,806.32           94.00
------------------------------------------------------------------------------------------------------------------------
         10/02/06          01/02/07    6,041,806.32      185,282.06     61,760.69       6,103,567.01           92.00
------------------------------------------------------------------------------------------------------------------------
         01/02/07          04/02/07    6,103,567.01      183,107.01     61,035.67       6,164,602.68           90.00
------------------------------------------------------------------------------------------------------------------------
         04/02/07          07/02/07    6,164,602.68      186,992.95     62,330.98       6,226,933.66           91.00
------------------------------------------------------------------------------------------------------------------------
         07/02/07          10/01/07    6,226,933.66      188,883.65     62,961.22       6,289,894.88           91.00
------------------------------------------------------------------------------------------------------------------------
         10/01/07          12/31/07    6,289,894.88      190,793.48     63,597.83       6,353,492.71           91.00
------------------------------------------------------------------------------------------------------------------------
         12/31/07          03/31/08    6,353,492.71      192,722.61     64,240.87       6,417,733.58           91.00
------------------------------------------------------------------------------------------------------------------------
         03/31/08          06/30/08    6,417,733.58      194,671.25     64,890.42       6,482,623.99           91.00
------------------------------------------------------------------------------------------------------------------------
         06/30/08          09/30/08    6,482,623.99      198,800.47     66,266.82       6,548,890.82           92.00
------------------------------------------------------------------------------------------------------------------------
         09/30/08          10/22/08    6,548,890.82      48,025.20      16,008.40       6,564,899.22           22.00
------------------------------------------------------------------------------------------------------------------------